EXHIBIT 99.1

NEWS RELEASE
SanDisk Corporation
951 SanDisk Drive
Milpitas, CA 95035-7932
Phone: 408-801-1000

SANDISK ANNOUNCES FIRST QUARTER RESULTS

Delivers record first quarter revenue

MILPITAS, Calif., April 17, 2013 - SanDisk Corporation (NASDAQ: SNDK), a global leader in flash memory storage solutions, announced today results for the first quarter ended March 31, 2013. First quarter revenue of $1.34 billion increased 11 percent on a year-over-year basis and decreased 13 percent on a sequential basis.

On a GAAP(1) basis, first quarter net income was $166 million, or $0.68 per diluted share, compared to net income of $114 million, or $0.46 per diluted share, in the first quarter of fiscal 2012 and $214 million, or $0.87 per diluted share, in the fourth quarter of fiscal 2012.

On a non-GAAP(2) basis, first quarter net income was $207 million, or $0.84 per diluted share, compared to net income of $156 million, or $0.63 per diluted share, in the first quarter of fiscal 2012 and net income of $257 million, or $1.05 per diluted share, in the fourth quarter of fiscal 2012. For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“Our SSD products drove 20 percent of sales and we delivered a record first quarter retail revenue,” said Sanjay Mehrotra, president and chief executive officer of SanDisk. “Our strong results reflect an improved product mix and continued favorable industry supply and demand conditions. We believe our position in enterprise and client SSD markets, differentiated retail brand and continued focus on profitable growth provide us with solid momentum for continued gains in 2013.”

FIRST QUARTER 2013 KEY FINANCIAL METRICS

Metric	GAAP			Non-GAAP
in millions, except percentages and per share amounts	Q113	Q112	Q412	Q113	Q112	Q412
Revenue	$1,341	$1,206	$1,542	$1,341	$1,206	$1,542
Gross Profit	$532	$417	$603	$543	$432	$615
percent of revenue	39.6%	34.5%	39.1%	40.5%	35.8%	39.9%
Operating Income	$254	$192	$336	$288	$227	$368
percent of revenue	18.9%	15.9%	21.8%	21.5%	18.8%	23.9%
Diluted EPS	$0.68	$0.46	$0.87	$0.84	$0.63	$1.05

At the end of the first quarter of fiscal 2013, SanDisk’s cash and short and long-term marketable investments totaled $6.19 billion. Cash flow from operations in the first quarter of fiscal 2013 totaled $474 million.

CONFERENCE CALL
SanDisk’s first quarter of fiscal 2013 conference call is scheduled for 2:00 P.M., Pacific Time, Wednesday, April 17, 2013. The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk’s website at www.sandisk.com/IR. To participate in the call via telephone, the dial-in number is 719-325-2348 and the dial-in password is 5944048. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

ABOUT SANDISK
SanDisk Corporation (NASDAQ: SNDK) is a global leader in flash memory storage solutions, from research and development, product design and manufacturing to branding and distribution for commercial and retail channels. Since 1988, SanDisk’s innovations in flash memory and storage system technologies have provided customers with new and transformational digital experiences. SanDisk’s diverse product portfolio includes flash memory cards and embedded solutions used in smart phones, tablets, digital cameras, camcorders, digital media players and other consumer electronic devices, as well as USB flash drives and solid-state drives (SSD) for the computing market. SanDisk’s products are used by consumers and enterprise customers around the world.

SanDisk is a Silicon Valley-based S&P 500 and Fortune 500 company, with more than half its sales outside the United States. For more information, visit www.sandisk.com.

© 2013 SanDisk Corporation. All rights reserved. SanDisk and the SanDisk logo are trademarks of SanDisk Corporation, registered in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

This press release contains certain forward-looking statements, including statements about our business prospects, our position in the SSD markets, our differentiated retail brand position and our intended financial plans, including our continued focus on profitable growth and our anticipated momentum for continued gains in 2013, that are based on our current expectations and subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and significantly harm our business, financial condition and results of operations. We undertake no obligation to update the information contained in this press release. Risks that may cause these forward-looking statements to be inaccurate include among others:

•	competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;

•	inability to reduce our manufacturing costs to keep pace with reductions in average selling prices;

•
potential delays in product development or lack of customer acceptance of our solutions, particularly OEM products such as our embedded flash storage solutions, and client and enterprise SSD solutions;

•	inability to continue to penetrate the client and enterprise SSD markets, or the failure of existing markets for flash memory to grow;

•	inability to enhance current products or develop new products on a timely basis or in advance of our competitors;

•	excess inventory or lost sales resulting from unpredictable or changing demand for our products;

•
excess, insufficient or mismatched captive memory output or capacity, which could result in lower average selling-prices, financial charges and impairments, lost sales and market growth opportunities, lower gross margins or other consequences; and

•
the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 30, 2012.

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.

(2)
Non-GAAP represents GAAP excluding the impact of share-based compensation expense, amortization and write-off of acquisition-related intangible assets, non-cash economic interest expense associated with our convertible debt and related tax adjustments.

# # # # #

Investor Contacts:
Jay Iyer
408-801-2067
jay.iyer@sandisk.com

Brendan Lahiff
408-801-1732
brendan.lahiff@sandisk.com

Media Contact:
Lee Garvin Flanagin
408-801-2463
lee.flanagin@sandisk.com

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended
	March 31, 2013	April 1, 2012

Revenues	$1,340,729	$1,205,561

Cost of revenues	799,383	775,320
Amortization of acquisition-related intangible assets	9,830	13,731
Total cost of revenues	809,213	789,051
Gross profit	531,516	416,510

Operating expenses:
Research and development	171,125	140,957
Sales and marketing	59,127	49,035
General and administrative	45,104	32,591
Amortization of acquisition-related intangible assets	2,369	2,063
Total operating expenses	277,725	224,646
Operating income	253,791	191,864
Other income (expense), net	(19,897)	(25,316)
Income before income taxes	233,894	166,548
Provision for income taxes	67,665	52,163
Net income	$166,229	$114,385

Net income per share:
Basic	$0.69	$0.47
Diluted	$0.68	$0.46

Shares used in computing net income per share:
Basic	242,519	242,883
Diluted	245,577	247,102

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended
	March 31, 2013	April 1, 2012
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$166,229	$114,385
Share-based compensation (a)	21,734	19,080
Amortization of acquisition-related intangible assets (b)	12,199	15,794
Convertible debt interest (c)	23,577	21,887
Income tax adjustments (d)	(16,842)	(14,830)
NON-GAAP NET INCOME	$206,897	$156,316

GAAP COST OF REVENUES	$809,213	$789,051
Share-based compensation (a)	(1,717)	(1,537)
Amortization of acquisition-related intangible assets (b)	(9,830)	(13,731)
NON-GAAP COST OF REVENUES	$797,666	$773,783

GAAP GROSS PROFIT	$531,516	$416,510
Share-based compensation (a)	1,717	1,537
Amortization of acquisition-related intangible assets (b)	9,830	13,731
NON-GAAP GROSS PROFIT	$543,063	$431,778

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$171,125	$140,957
Share-based compensation (a)	(11,640)	(10,027)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$159,485	$130,930

GAAP SALES AND MARKETING EXPENSES	$59,127	$49,035
Share-based compensation (a)	(3,871)	(3,629)
NON-GAAP SALES AND MARKETING EXPENSES	$55,256	$45,406

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$45,104	$32,591
Share-based compensation (a)	(4,506)	(3,887)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$40,598	$28,704

GAAP TOTAL OPERATING EXPENSES	$277,725	$224,646
Share-based compensation (a)	(20,017)	(17,543)
Amortization of acquisition-related intangible assets (b)	(2,369)	(2,063)
NON-GAAP TOTAL OPERATING EXPENSES	$255,339	$205,040

GAAP OPERATING INCOME	$253,791	$191,864
Cost of revenues adjustments (a) (b)	11,547	15,268
Operating expense adjustments (a) (b)	22,386	19,606
NON-GAAP OPERATING INCOME	$287,724	$226,738

GAAP OTHER INCOME (EXPENSE), NET	$(19,897)	$(25,316)
Convertible debt interest (c)	23,577	21,887
NON-GAAP OTHER INCOME (EXPENSE), NET	$3,680	$(3,429)

GAAP NET INCOME	$166,229	$114,385
Cost of revenues adjustments (a) (b)	11,547	15,268
Operating expense adjustments (a) (b)	22,386	19,606
Convertible debt interest (c)	23,577	21,887
Income tax adjustments (d)	(16,842)	(14,830)
NON-GAAP NET INCOME	$206,897	$156,316

Diluted net income per share:
GAAP	$0.68	$0.46
Non-GAAP	$0.84	$0.63

Shares used in computing diluted net income per share:
GAAP	245,577	247,102
Non-GAAP	245,596	247,192

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because they are consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, amortization and write-off of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006, Pliant Technology, Inc. in May 2011, FlashSoft Corporation in February 2012 and Schooner Information Technology, Inc. in June 2012, non-cash economic interest expense associated with the convertible debt and related tax adjustments, we believe the inclusion of non-GAAP financial measures provides consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization and write-off of acquisition-related intangible assets, share-based compensation, non-cash economic interest expense associated with the convertible debt and related tax adjustments, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)
Amortization and write-off of acquisition-related intangible assets, primarily core technology, developed technology, customer relationships and trademarks related to the acquisitions of Matrix Semiconductor, Inc. (January 2006), Pliant Technology, Inc. (May 2011), FlashSoft Corporation (February 2012) and Schooner Information Technology, Inc. (June 2012).

(c)	Incremental interest expense relating to the non-cash economic interest expense associated with the Company's 1% Sr. Convertible Notes due 2013 and 1.5% Sr. Convertible Notes due 2017.

(d)	Income taxes associated with certain non-GAAP to GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	March 31, 2013	December 30, 2012
ASSETS
Current assets:
Cash and cash equivalents	$1,148,110	$995,470
Short-term marketable securities	2,162,073	1,880,034
Accounts receivable, net	439,496	626,025
Inventory	733,937	750,075
Deferred taxes	94,488	93,877
Other current assets	272,757	260,879
Total current assets	4,850,861	4,606,360
Long-term marketable securities	2,882,710	2,835,931
Property and equipment, net	659,222	665,542
Notes receivable and investments in Flash Ventures	1,286,073	1,460,112
Deferred taxes	118,481	168,718
Goodwill	202,336	201,735
Intangible assets, net	228,588	246,919
Other non-current assets	148,168	153,810
Total assets	$10,376,439	$10,339,127

LIABILITIES
Current liabilities:
Accounts payable trade	$257,357	$254,459
Accounts payable to related parties	176,905	214,806
Convertible short-term debt	921,007	906,708
Other current accrued liabilities	296,177	257,539
Deferred income on shipments to distributors and retailers and deferred revenue	221,644	248,155
Total current liabilities	1,873,090	1,881,667
Convertible long-term debt	799,628	789,913
Non-current liabilities	383,957	407,947
Total liabilities	3,056,675	3,079,527

EQUITY
Stockholders’ equity:
Common stock	5,104,792	5,027,512
Retained earnings	2,175,088	2,071,268
Accumulated other comprehensive income	42,552	165,121
Total stockholders’ equity	7,322,432	7,263,901
Non-controlling interests	(2,668)	(4,301)
Total equity	7,319,764	7,259,600
Total liabilities and equity	$10,376,439	$10,339,127

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended
	March 31, 2013	April 1, 2012
Cash flows from operating activities:
Net income	$166,229	$114,385
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred taxes	53,151	5,503
Depreciation	53,017	33,178
Amortization	65,151	67,156
Provision for doubtful accounts	(197)	(1,285)
Share-based compensation expense	21,734	19,080
Excess tax benefit from share-based plans	(8,450)	(8,597)
Impairment and other	(3,173)	(5,454)
Other non-operating	136	7,652
Changes in operating assets and liabilities:
Accounts receivable, net	186,726	199,437
Inventory	16,776	(85,212)
Other assets	(20,156)	26,743
Accounts payable trade	2,898	(34,293)
Accounts payable to related parties	(37,901)	(75,203)
Other liabilities	(22,290)	(195,916)
Total adjustments	307,422	(47,211)
Net cash provided by operating activities	473,651	67,174

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(1,150,347)	(756,357)
Proceeds from sales of short and long-term marketable securities	513,354	625,736
Proceeds from maturities of short and long-term marketable securities	293,205	192,842
Acquisition of property and equipment, net	(48,352)	(144,218)
Investment in Flash Ventures	—	(12,526)
Notes receivable issuances to Flash Ventures	—	(51,130)
Notes receivable proceeds from Flash Ventures	53,586	63,833
Purchased technology and other assets	(237)	(28)
Acquisitions, net of cash acquired	(142)	(54,538)
Net cash used in investing activities	(338,933)	(136,386)

Cash flows from financing activities:
Proceeds from employee stock programs	93,075	45,318
Distribution to non-controlling interests	(87)	—
Excess tax benefit from share-based plans	8,450	8,597
Share repurchase program	(89,621)	(60,911)
Net cash received for share repurchase contracts	—	1,142
Net cash provided by (used in) financing activities	11,817	(5,854)
Effect of changes in foreign currency exchange rates on cash	6,105	833
Net increase (decrease) in cash and cash equivalents	152,640	(74,233)
Cash and cash equivalents at beginning of period	995,470	1,167,496
Cash and cash equivalents at end of period	$1,148,110	$1,093,263